EXHIBIT 99.2


                  MARKLAND TECHNOLOGIES, INC. AND SUBSIDIARIES
                                       AND
                       SCIENCE & TECHNOLOGY RESEARCH, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The following unaudited pro forma consolidated balance sheet aggregates the balance sheet of Markland Technologies, Inc. and Subsidiaries ("Markland") as of September 30, 2003 and the balance sheet of Science & Technology Research, Inc. ("STR") as of September 30, 2003, accounting for the transaction as a business combination pursuant to statement of Financial Accounting Standards No. 141 and using the assumptions described in the following notes, giving effect to Markland's acquisition of STR (see note 1 to pro forma consolidated financial statements), as if the transaction had occurred as of September 30, 2003.

The following unaudited pro forma consolidated statement of operations combine the results of operations of Markland for the year ended June 30, 2003 and the pro forma results of operations of STR for the twelve months ended September 30, 2003 as if the transaction had occurred as of the beginning of the period. The pro forma results of operations for STR for the twelve months ended September 30, 2003 reflects the results of operations of STR for the nine months ended September 30, 2003, added to one fourth of the results of its operations for the year ended December 31, 2002.

The pro forma consolidated financial statements should be read in conjunction with the separate historical financials statements of Markland, and the historical financial statements of STR appearing elsewhere herein. These pro forma financial statements are not necessarily indicative of the consolidated financial position, had the acquisition occurred on the date indicated above, or the consolidated results of operations which might have existed for the periods indicated or the results of operations as they may be in the future. For the purposes of preparing its consolidated financial statements, Markland will establish a new basis for the STR's assets and liabilities based upon the fair value thereof, including the costs of the acquisition. The unaudited pro forma condensed consolidated balance sheet and the statements of operations reflects Markland's best estimates of this allocation; however, the final allocation may differ from the pro forma amounts.

                                                                               1
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
                                                                             MARKLAND TECHNOLOGIES, INC. AND SUBSIDIARIES

                                                                           Unaudited Pro forma Consolidated Balance Sheet
                                                                                                       September 30, 2003
-------------------------------------------------------------------------------------------------------------------------

                    ASSETS
                    ------                              Markland
                                                      Technologies      Science &
                                                        Inc. and        Technology           Pro forma
                                                      Subsidiaries    Research, Inc.        Adjustments       Pro forma
                                                      -------------    -------------       -------------    -------------
                                                       (unaudited)                                           (unaudited)
CURRENT ASSETS
--------------
   Cash                                               $     27,574     $    215,830 (1)    $  1,189,000     $    432,404
                                                                                    (1)        (900,000)
                                                                                    (1)        (100,000)
   Accounts receivable                                     342,312          438,795                  --          781,107
   Prepaid insurance and other current assets               11,028          129,032                  --          140,060
                                                      -------------    -------------       -------------    -------------

         Total Current Assets                              380,914          783,657             189,000        1,353,571
                                                      -------------    -------------       -------------    -------------

OTHER ASSETS
------------
   Intangible assets                                     2,599,998               -- (1)       6,006,808        8,606,806
   Property and Equipment - net                                 --           53,467                  --           53,467
                                                      -------------    -------------       -------------    -------------

         Total Other Assets                              2,599,998           53,467           6,006,808        8,660,273
                                                      -------------    -------------       -------------    -------------

         TOTAL ASSETS                                 $  2,980,912     $    837,124        $  6,195,808     $ 10,013,844
                                                      =============    =============       =============    =============

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

CURRENT LIABILITIES
-------------------
   Accounts payable                                   $  1,257,907     $    131,351        $         --     $  1,389,258
   Accrued expenses and other current liabilities          141,191          237,581                  --          378,772
   Note payable                                             13,600               -- (1)         296,875          310,475
                                                      -------------    -------------       -------------    -------------

         Total Current Liabilities                       1,412,698          368,932             296,875        2,078,505
                                                      -------------    -------------       -------------    -------------

   LONG-TERM DEBT                                                                   (1)          78,125
                                                           437,499               -- (1)       1,189,000        1,704,624
                                                      -------------    -------------       -------------    -------------

         Total Liabilities                               1,850,197          368,932           1,564,000        3,783,129
                                                      -------------    -------------       -------------    -------------


COMMITMENTS AND CONTINGENCIES
-----------------------------

STOCKHOLDERS' EQUITY
--------------------
   Series A redeemable convertible preferred stock         300,000               --                  --          300,000
   Series C 5% Cumulative redeemable convertible
      preferred sto1k                                            1               --                  --                1
   Series D redeemable convertible preferred stock               2               --                  --                2
   Common stock                                                498              120 (1)            (120)
                                                                                    (1)             154              652
   Additional paid in capital                           15,478,366           79,880 (1)       5,099,846
                                                                                    (1)         (79,880)      20,578,212
   Unearned compensation                                (3,963,481)              --                           (3,963,481)
   Retained Earnings (accumulated deficit)             (10,684,671)         388,192 (1)        (388,192)     (10,684,671)
                                                      -------------    -------------       -------------    -------------

         TOTAL STOCKHOLDERS' EQUITY                      1,130,715          468,192           4,631,808        6,230,715
                                                      -------------    -------------       -------------    -------------

         TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                      $  2,980,912     $    837,124        $  6,195,808     $ 10,013,844
                                                      =============    =============       =============    =============

                                                                                                                        2
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
                                                                                        MARKLAND TECHNOLOGIES, INC. AND SUBSIDIARIES

                                                                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                                            YEAR ENDED JUNE 30, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Markland          Science &
                                                               Technologies        Technology         Pro forma
                                                                 Inc. and        Research, Inc.      Adjustments         Pro forma
                                                               Subsidiaries       (Unaudited)        (Unaudited)        (Unaudited)
                                                               ------------       ------------       ------------       ------------
REVENUES                                                       $   658,651        $ 6,054,167        $        --        $ 6,712,818

COST OF REVENUES                                                   445,218          5,235,812                 --          5,681,030
                                                               ------------       ------------       ------------       ------------

GROSS PROFIT                                                       213,433            818,355                 --          1,031,788
                                                               ------------       ------------       ------------       ------------

OPERATING EXPENSES
   Selling, general and administrative                           1,186,379            173,932                 --          1,360,311
   Research and development                                        522,657            224,803                 --            747,460
   Compensatory element of stock issuance for selling,
      general and administrative fees                            2,051,822                 --                 --          2,051,822
   Amortization of intangible assets                                66,668                 --                 --             66,668
                                                               ------------       ------------       ------------       ------------

         TOTAL OPERATING EXPENSES                                3,827,526            398,735                 --          4,226,261
                                                               ------------       ------------       ------------       ------------

   OPERATING INCOME (LOSS) FROM CONTINUING
         OPERATIONS                                             (3,614,093)           419,620                 --         (3,194,473)
                                                               ------------       ------------       ------------       ------------

OTHER EXPENSES (INCOME), NET:
   Interest expenses                                               226,751             11,608 (2)        142,680            381,039
   Other expense (income), net                                      (5,250)               (43)                --             (5,293)
                                                               ------------       ------------       ------------       ------------

         TOTAL OTHER EXPENSES (INCOME), NET                        221,501             11,565            142,680            375,746
                                                               ------------       ------------       ------------       ------------

   INCOME (LOSS) FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                                      (3,835,594)           408,055           (142,680)        (3,570,219)

   Income taxes                                                         --            175,460 (3)       (175,460)                 0
                                                               ------------       ------------       ------------       ------------

   INCOME (LOSS) FROM CONTINUING OPERATIONS                     (3,835,594)           232,595             32,780         (3,570,219)

DEEMED DIVIDEND TO PREFERRED STOCKHOLDERS - Series C               501,755                 --                 --            501,755

DEEMED DIVIDEND TO PREFERRED STOCKHOLDERS - Series D             4,107,500                 --                 --          4,107,500

PREFERRED STOCK DIVIDEND - Series C                                152,716                 --                 --            152,716
                                                               ------------       ------------       ------------       ------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                     $(8,597,565)       $   232,595        $    32,780         (8,332,190)
                                                               ============       ============       ============       ============


BASIC AND DILUTED LOSS PER COMMON SHARE:
   Loss from continuing operations                             $     (1.72)                                             $     (1.27)
                                                               ============                                             ============

Weighted Average Number of Common Shares Outstanding, as
   Adjusted for September, 2003 reverse stock split              5,002,724                             1,539,779          6,542,503
                                                               ============                          ============       ============

                                                                                                                                   3

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
                                                                                        MARKLAND TECHNOLOGIES, INC. AND SUBSIDIARIES

                                                                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                       FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Markland          Science &
                                                               Technologies        Technology         Pro forma
                                                                 Inc. and        Research, Inc.       Adjustments         Pro forma
                                                               Subsidiaries       (Unaudited)        (Unaudited)        (Unaudited)
                                                               ------------       ------------       ------------       ------------
REVENUES                                                       $   306,724        $   503,654        $        --        $   810,378

COST OF REVENUES                                                   256,956            436,769                 --            693,725
                                                               ------------       ------------       ------------       ------------

GROSS PROFIT                                                        49,768             66,885                 --            116,653
                                                               ------------       ------------       ------------       ------------

OPERATING EXPENSES
   Selling, general and administrative                             497,812             44,731                 --            542,543
   Research and development                                             --             67,924                 --             67,924
   Compensatory element of stock issuance for selling,
      general and administrative fees                              401,980                 --                 --            401,980
   Amortization of intangible assets                                33,334                 --                 --             33,334
                                                               ------------       ------------       ------------       ------------

         TOTAL OPERATING EXPENSES                                  933,126            112,655                 --          1,045,781
                                                               ------------       ------------       ------------       ------------

   OPERATING LOSS FROM CONTINUING
         OPERATIONS                                               (883,358)           (45,770)                --           (929,128)
                                                               ------------       ------------       ------------       ------------

OTHER EXPENSES (INCOME), NET:
   Interest expenses                                                28,578              1,995 (2)         35,670             66,243
   Other expense (income), net                                          --                 (6)                --                 (6)
                                                               ------------       ------------       ------------       ------------

         TOTAL OTHER EXPENSES (INCOME), NET                         28,578              1,989             35,670             65,237
                                                               ------------       ------------       ------------       ------------

   LOSS FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                                        (911,936)           (47,759)           (35,670)          (995,365)

   Income taxes                                                         --            (20,059)(3)         20,059                 --
                                                               ------------       ------------       ------------       ------------

   LOSS FROM CONTINUING OPERATIONS                                (911,936)           (27,700)           (55,729)          (995,365)

DEEMED DIVIDEND TO PREFERRED STOCKHOLDERS                           90,000                 --                 --             90,000

PREFERRED STOCK DIVIDEND - Series C                                 65,689                 --                 --             65,689
                                                               ------------       ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS APPLICABLE
   TO COMMON STOCKHOLDERS                                      $(1,067,625)       $   (27,700)        $  (55,729)        (1,151,054)
                                                               ============       ============       ============       ============

BASIC AND DILUTED LOSS PER COMMON SHARE:
   Loss from continuing operations                             $     (0.23)                                             $     (1.18)
                                                               ============                                             ============

Weighted Average Number of Common Shares Outstanding, as
   Adjusted for September, 2003 reverse stock split              4,746,887                             1,539,779          6,286,666
                                                               ============                          ============       ============

                                                                                                                                   4

                  MARKLAND TECHNOLOGIES, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - ACQUISITION OF STR AND RELATED FUNDING

Effective October 1, 2003, Markland completed the acquisition of 100% of the common stock of STR, by its subsidiary, Security Technology, Inc., a Delaware Corporation ("STI"), through a merger of STI with newly formed STR Acquisition Corporation, a Maryland Corporation. STR is a producer of the U.S. Navy's Shipboard Automatic Chemical Agent Detection and Alarm System (ACADA). The Navy deploys the "man-portable" point detection system to detect all classic nerve and blister agents as well as other chemical warfare agent (CWA) vapors.

The purchase price totaled $6,475,000 and consisted of $900,000 in cash, which was paid in October 2003, 1,539,779 shares of Markland common stock valued at $5,100,000, a promissory note of $375,000 and acquisition costs of $100,000. The promissory note bears no interest. Holders of the shares of common stock were granted piggy-back registration rights. The promissory note is collateralized by all of the assets of STR and 40% of the Common Stock of STR held by the Markland. The promissory note is payable on or about as follows:

                  March 25, 2004       $ 93,750
                  May 24, 2004          125,000
                  July 23, 2004          78,125
                  October 26, 2004       78,125
                                       ---------
                                       $375,000
                                       =========

                  MARKLAND TECHNOLOGIES, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - ACQUISITION OF STR AND RELATED FUNDING, (Continued)

A summary of the allocation of the aggregate consideration for the merger to the fair value of the assets acquired and liabilities assumed is as follows:

               Fair value of net assets acquired:

                  Current assets                            $   783,657
                  Property and equipment                         53,467

                  Liabilities assumed:

                  Accounts payable & accrued expenses          (368,932)
                                                            ------------

                  Fair value of identifiable net assets         468,192
                  Intangibles (a)                             6,006,808
                                                            ------------

                        Total Purchase Price                $ 6,475,000
                                                            ============

                  Funding of Purchase Price

                  Cash                                      $   900,000
                  Promissory note                               375,000
                  Common Stock                                5,100,000
                  Cash for acquisition costs                    100,000
                                                            ------------

                        Total Purchase Price                $ 6,475,000
                                                            ============

(a) Markland has currently hired an independent firm to perform an independent valuation of the above transaction. Since the outside valuation of the intangible assets was not completed as of the date of this filing, the pro forma financial statements assumed that all of the excess of the purchase price over the net tangible assets was allocated to Goodwill and accordingly, no amortization expense was included in the pro forma statements of operations. Depending on the outcome of the outside valuation and using an estimate of a five-year economic life for any amounts allocated to the amortizable intangible assets, future amortization expense could range from $0 to approximately $1,200,000 per year.

The Company funded the cash portion of the acquisition from a loan provided by Bayview Capital, LLC, ("Bayview"). Robert Tarini, Markland's Chairman is affiliated with Bayview. The amount of the loan provided by Bayview was $1,189,000. The loan is collateralized by all of the assets of Markland, is due on October 27, 2005 and bears interest at a rate of 12% per annum.

                  MARKLAND TECHNOLOGIES, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - PRO FORMA INTEREST EXPENSE AND INCOME TAXES

The Pro forma interest expense for the year ended September 30, 2003 and three months ended September 30, 2003, assuming the $1,189,000 loan was outstanding for this period amounts to $142,680 and $85,670, respectively.



NOTE 3 - PRO FORMA INCOME TAXES

STR's income tax expense for the year ended September 30, 2003 of $175,460 was eliminated as it is assumed that a consolidated tax return would have been filed utilizing the 2003 net operating loss of Markland against the taxable income of STR. STR's income tax benefit for the three months ended September 30, 2003 of $20,059 was eliminated.